UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): August 8, 2005
                                                  (August 4, 2005)

                          General Binding Corporation
                -----------------------------------------------
            (Exact name of registrant as specified in its charter)


             Delaware                   000-02604                36-0887470
----------------------------    ------------------------    --------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


                   One GBC Plaza, Northbrook, Illinois 60062
                  -------------------------------------------
              (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code: (847) 272-3700


                                Not Applicable.
             -----------------------------------------------------
        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On August 4, 2005, General Binding Corporation ("GBC") entered into an Amendment to Agreement and Plan of Merger (the "Amendment to Merger Agreement") with Fortune Brands, Inc. ("Fortune"), ACCO World Corporation ("ACCO") and Gemini Acquisition Sub, Inc., a wholly-owned subsidiary of ACCO ("Acquisition Sub"), to amend the Agreement and Plan of Merger, dated as of March 15, 2005, by and among Fortune, ACCO, Acquisition Sub and GBC (the "Merger Agreement").

The Amendment to Merger Agreement clarifies certain aspects of the agreed to merger of Acquisition Sub with and into GBC, with GBC as the surviving corporation (the "Merger"), and modifies certain procedures related to the closing of the Merger. Among other things, the Amendment to Merger Agreement amends the Merger Agreement so that the delivery of physical certificates for shares of ACCO common stock is not required.

The foregoing description is qualified in its entirety by reference to the Amendment to Merger Agreement which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

ACCO World Corporation has filed a Registration Statement on Form S-4 with the Securities and Exchange Commission (Registration No. 333-124946) containing the definitive proxy statement/prospectus-information statement regarding the proposed transaction. Investors are urged to read the definitive proxy statement/prospectus-information statement which contains important information, including detailed risk factors. The definitive proxy statement/prospectus-information statement and other documents filed by Fortune Brands, ACCO and GBC with the Securities and Exchange Commission are available free of charge at the SEC's website, www.sec.gov, or by directing a request to ACCO World Corporation, 300 Tower Parkway, Lincolnshire, IL, 60069,
Attention: Investor Relations; or by directing a request to General Binding Corporation, One GBC Plaza, Northbrook, IL, 60062, Attention: Investor Relations.

GBC, its directors, and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the participants in the solicitation is set forth in the definitive proxy statement/prospectus-information statement.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is being filed herewith:

2.1. Amendment to Agreement and Plan of Merger, dated as of August 4, 2005, by and among Fortune Brands, Inc., ACCO World Corporation, Gemini Acquisition Sub, Inc. and General Binding Corporation.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              GENERAL BINDING CORPORATION


August 8, 2005                                By:  /s/ Steven Rubin
                                                   ----------------------------
                                                   Steven Rubin
                                                   Vice President, Secretary and
                                                   General Counsel

                                 EXHIBIT INDEX

Exhibit
Number            Description
------            -----------

2.1. Amendment to Agreement and Plan of Merger, dated as of August 4, 2005, by and among Fortune Brands, Inc., ACCO World Corporation, Gemini Acquisition Sub, Inc. and General Binding Corporation.